CONVERTIBLE SENIOR NOTES	12 Months Ended
Dec. 31, 2025
CONVERTIBLE SENIOR NOTES
CONVERTIBLE SENIOR NOTES

9.CONVERTIBLE SENIOR NOTES

In March 2025, the Company issued US$690,000 of convertible senior notes due on April 1,2030(the “Notes”). The net proceeds from the issuance of the Notes were US$676,908 (RMB4,917,431), net of issuance costs of US$13,092 (RMB95,074). The Notes are unsecured obligations of the Company and bear interest at a rate of 0.50% per year, payable semiannually in arrears on April 1 and October 1 of each year, beginning on October 1, 2025. The issuance costs were presented as a direct deduction from the principal amount of the Notes in the consolidated balance sheets, and are amortized as interest expenses using the effective interest method. The interest expense recognized was RMB40,030 with coupon interest expense of RMB17,789 and the amortization of debt discount and issuance cost of RMB22,241 for the year ended December 31, 2025.

On or after the 50th scheduled trading day before the maturity date until the close of business on the third scheduled trading day immediately preceding the maturity date, holders may convert their Notes at their option at any time. The initial conversion rate of the Notes is 16.7475 ADSs, per US$1,000 principal amount of the Notes, which is equivalent to an initial conversion price of approximately US$59.71 per ADS. The conversion rate of the Notes is subject to adjustment upon the occurrence of certain events. The Notes contemplate cash-par settlement upon conversion. Upon conversion, the Company will pay cash in the aggregate principal amount of the Notes being converted and have the right to elect to settle the conversion consideration for amounts in excess of the aggregate principal amount using cash, ADSs, or a combination of cash and ADSs.

Holders of the Notes may require the Company to repurchase all or part of their Notes for cash on April 3, 2028 or in the event of certain fundamental changes, in each case, at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to, but excluding, the relevant repurchase date. The Company believes that the likelihood of occurrence of the fundamental change is remote. The Notes are generally not redeemable prior to the maturity date, except that the Company may, at its option, redeem for cash all but not part of the Notes in the event of certain changes in the tax laws or if less than 10% of the aggregate principal amount of the Notes originally issued remains outstanding at such time, in each case. Any redemption may occur only prior to the 50th scheduled trading day immediately preceding the maturity date. As of December 31, 2025, there has been no such event occurred.

The Company accounted for the Notes as a single instrument. In November 2025, the Company repurchased principal amount of RMB2,185,365 of the Notes at a price of RMB1,908,688 and recorded RMB270,135 as “gain on debt extinguishment”. As of December 31, 2025, the carrying amount of RMB1,019,130 of the Notes is recorded as “Convertible senior notes-current” as the Company had a plan to repurchase such portion of the Notes within one year and the remaining carrying amount of RMB1,583,213 is recorded as “Convertible senior notes-noncurrent”.

The carrying amount of the Notes as of December 31, 2025 was as follows:

December 31,
2025
RMB
Principal	2,639,874
Less: unamortized discount and debt issuance cost based on imputed interest rate of 1.14%	(37,531)
Net carrying amount	2,602,343

As of December 31, 2025, the fair value of convertible senior notes based on level 2 inputs amounted to RMB2,300,339.